Exhibit 99.1

PayPal Announces Debt Tender Offer

SAN JOSE, Calif., May 16, 2022 – PayPal Holdings, Inc. (NASDAQ: PYPL) today announced its offer to purchase for cash any and all of the company’s outstanding notes listed in the table below (collectively, the “Notes”). Each reference to an “Offer” herein refers to the applicable offer to purchase for cash the 2.200% Senior Notes due September 2022 (the “2022 Notes”) or the 1.350% Senior Notes due June 2023 (the “2023 Notes”), as applicable.

The Offer is made upon the terms and subject to the conditions set forth in the offer to purchase, dated May 16, 2022 (as may be amended or supplemented from time to time, the “Offer to Purchase”), and its accompanying notice of guaranteed delivery (the “Notice of Guaranteed Delivery” and, together with the Offer to Purchase, the “Tender Offer Documents”). Capitalized terms used but not defined in this announcement have the meanings given to them in the Offer to Purchase.

All documentation relating to the Offer, including the Offer to Purchase and the Notice of Guaranteed Delivery, together with any updates, are available from the Information Agent and the Tender Agent (as defined below), as set forth below, and will also be available via the Offer Website: www.dfking.com/PayPal.

Timetable for the Offer

Date	Calendar Date and Time
Commencement of the Offer	May 16, 2022.

Price Determination Date	2:00 p.m., New York City time, on May 20, 2022, unless extended.

Withdrawal Time	5:00 p.m., New York City time, on May 20, 2022, unless extended.

Expiration Time	5:00 p.m., New York City time, on May 20, 2022, unless extended.

Settlement Date	The Settlement Date is expected to be May 23, 2022, which is the first business day after the Expiration Time, unless the Expiration Time is extended or the Offer is terminated earlier.

Guaranteed Delivery Time	The Guaranteed Delivery Time is expected to be 5:00 p.m., New York City time, on May 24, 2022, which is the second business day after the Expiration Time, unless the Expiration Time is extended or the Offer is terminated earlier.

Guaranteed Delivery Settlement Date	The Guaranteed Delivery Settlement Date is expected to be May 25, 2022, which is the third business day after the Expiration Time, unless the Expiration Time is extended or the Offer is terminated earlier.

Title of Notes	CUSIP Number/ISIN	Principal Amount Outstanding	UST Reference Security	Bloomberg Reference Page	Fixed Spread (bps)
2.200% Senior Notes due September 2022	CUSIP: 70450YAB9 ISIN: US70450YAB92	$1,000,000,000	1.750% UST due 09/30/2022	PX3	+10
1.350% Senior Notes due June 2023	CUSIP: 70450YAF0 ISIN: US70450YAF07	$1,000,000,000	2.750% UST due 05/31/2023	PX4	+20

Purpose of the Offer

The principal purpose of the Offer is to acquire the Notes. The Offer is being made in connection with our proposed offering of new senior unsecured notes denominated in U.S. dollars (the “New Notes Offering”). The Tender Offer Consideration for any and all of the Notes, applicable accrued and unpaid interest on such Notes from the last interest payment date of the Notes to, but not including, the Settlement Date for the Notes purchased in the Offer (“Accrued Interest”), as applicable, and all related fees and expenses are expected to be funded by the concurrent New Notes Offering. The Offer is subject to the satisfaction of certain conditions as more fully described under the heading “The Offer—Conditions to the Offer” in the Offer to Purchase, including, among other things, the successful completion of the New Notes Offering on terms satisfactory to us on or prior to the Acceptance Date (the “Financing Condition”). Notes that are accepted in the Offer will be purchased, retired and cancelled by us and will no longer remain outstanding obligations of ours.

Details of the Offer

The Offer will expire at 5:00 p.m., New York City time, on May 20, 2022, unless the Offer is extended or earlier terminated (the “Expiration Time”). Tendered Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on May 20, 2022, or if the Offer is extended, the 10th business day after the commencement of the Offer (the “Withdrawal Time”), but not thereafter, except as required by applicable law as described in the Offer to Purchase. Notes tendered pursuant to the Offer may also be withdrawn at any time after the 60th business day after commencement of the Offer if for any reason the Offer has not been consummated within 60 business days of commencement.

For a Holder who holds Notes through DTC to validly tender Notes pursuant to the Offer, an Agent’s Message and any other required documents must be received by the Tender Agent at or prior to the Expiration Time or, if pursuant to the guaranteed delivery procedures, at or prior to 5:00 p.m., New York City time, on May 24, 2022 (the “Guaranteed Delivery Time”).

Upon the terms and subject to the conditions set forth in the Tender Offer Documents, Holders who (i) validly tender Notes at or prior to the Expiration Time (and do not validly withdraw such Notes at or prior to the Withdrawal Time) or (ii) deliver a properly completed and duly executed Notice of Guaranteed Delivery (or comply with ATOP procedures applicable to guaranteed delivery) and all other required documents at or prior to the Expiration Time and validly tender their Notes at or prior to the Guaranteed Delivery Time pursuant to the guaranteed delivery procedures, and, in each case, whose Notes are accepted for purchase by us, will receive the applicable Tender Offer Consideration for each $1,000 principal amount of Notes, which will be payable in cash. We will accept and pay for all validly tendered and not validly withdrawn Notes.

The Tender Offer Consideration payable for the Notes will be a price per $1,000 principal amount of Notes that is accepted for purchase equal to an amount determined in the manner described in the Offer to Purchase by reference to the applicable Fixed Spread for the Notes specified in the Offer to Purchase plus the yield to maturity on the U.S. Treasury Reference Security based on the applicable bid-side price of the U.S. Treasury Reference Security specified in the Offer to Purchase at 2:00 p.m., New York City time, on the Price Determination Date.

In addition to the applicable Tender Offer Consideration, Holders whose Notes are accepted for purchase by us will be paid the Accrued Interest. Interest on the Notes will cease to accrue on the Settlement Date for all Notes accepted in the Offer, including those tendered through the guaranteed delivery procedures.

The Offer is subject to certain conditions, including, among other things, the Financing Condition, and certain customary conditions. Subject to applicable law and limitations described in the Offer to Purchase, we may waive any of the conditions in our sole discretion.

Our obligation to accept and pay for Notes validly tendered and not validly withdrawn is conditioned on each of (i) the Financing Condition and (ii) the General Conditions having been satisfied.

We intend to issue a redemption notice for any remaining outstanding 2022 Notes that have not been validly tendered and accepted for payment in the Offer at the “make-whole” redemption price set forth in the terms and conditions of the 2022 Notes. In the case of the 2023 Notes, we do not presently intend, but reserve the right, to acquire any 2023 Notes that are not purchased pursuant to the Offer through the optional redemption provisions of the 2023 Notes or otherwise. This press release does not constitute a notice of redemption or an obligation to issue a notice of redemption for any Notes.

For further details on the procedures for tendering the Notes, please refer to the Offer to Purchase, including the procedures set out under the heading “The Offer—Procedures for Tendering Notes” in the Offer to Purchase.

We have retained Morgan Stanley & Co. LLC (“Morgan Stanley”) to act as the Dealer Manager in connection with the Offer (the “Dealer Manager”). Questions regarding terms and conditions of the Offer should be directed to Morgan Stanley at 1585 Broadway, New York, New York 10036, Attention: Liability Management Group or at (212) 761-1057 (collect) or (800) 624-1808 (toll free).

D.F. King has been appointed as information agent and tender agent (the “Information Agent and Tender Agent”) in connection with the Offer. Questions or requests for assistance in connection with the Offer, or for additional copies of the Tender Offer Documents, may be directed to the Information Agent and Tender Agent at (212) 269-5550 for banks and brokers or (866) 207-3648 for holders (toll free), or via e-mail at PayPal@dfking.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer. The Tender Offer Documents can be accessed at the Offer Website: www.dfking.com/PayPal.

We reserve the right, in our sole discretion, not to purchase any Notes or to extend, re-open, withdraw or terminate the Offer and to amend or waive any of the terms and conditions of the Offer in any manner, subject to applicable laws and regulations.

Holders are advised to read carefully the Offer to Purchase for full details of and information on the procedures for participating in the Offer.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold the Notes when such intermediary would require to receive instructions from a Holder in order for that the Holder to be able to participate in the Offer before the deadline specified above. The deadline set by any such intermediary may be earlier than the relevant deadlines specified above.

All documentation relating to the Offer, including the Offer to Purchase, together with any updates, are available from the Information Agent and Tender Agent, the contact details for whom are set out below. Holders are urged to contact the Information Agent and Tender Agent for the relevant announcements relating to the Offer. In addition, all documentation relating to the Offer to Purchase, together with any updates, will be available via the Offer Website: www.dfking.com/PayPal.

DISCLAIMER This announcement must be read in conjunction with the Offer to Purchase. This announcement and the Offer to Purchase contain important information which should be read carefully before any decision is made with respect to the Offer. You are recommended to seek your own financial, legal and tax advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Notes are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Offer.

None of the Company, the Dealer Manager, the Trustee, the Paying Agent, the Tender Agent or the Information Agent or any of their respective directors, officers, employees, agents or affiliates makes any recommendation as to whether or not Holders should tender their Notes in the Offer.

None of the Company, the Dealer Manager, the Trustee, the Paying Agent, the Tender Agent or the Information Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for the accuracy or completeness of the information concerning the Company, the Notes, or the Offer contained in this announcement or in the Offer to Purchase. None of the Company, the Dealer Manager, the Trustee, the Paying Agent, the Tender Agent, the Information Agent or any of their respective directors, officers, employees, agents or affiliates is acting for any Holder, or will be responsible to any Holder for providing any protections which would be afforded to its clients or for providing advice in relation to the Offer, and accordingly none of the Company, the Dealer Manager, the Trustee, the Paying Agent, the Tender Agent, the Information Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for any failure by the Company to disclose information with regard to the Company or Notes which is material in the context of the Offer and which is not otherwise publicly available.

General

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Notes or any other securities of the Company or any of its subsidiaries. The Offer is being made solely pursuant to the Offer to Purchase. The Offer is not being made to Holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on behalf of the Company by the Dealer Manager or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

No action has been or will be taken in any jurisdiction that would permit the possession, circulation or distribution of either this announcement, the Offer to Purchase or any material relating to us or the Notes in any jurisdiction where action for that purpose is required. Accordingly, neither this announcement, the Offer to Purchase nor any other offering material or advertisements in connection with the Offer may be distributed or published, in or from any such country or jurisdiction, except in compliance with any applicable rules or regulations of any such country or jurisdiction.

The distribution of this announcement and the Offer to Purchase in certain jurisdictions may be restricted by law. Persons into whose possession this announcement or the Offer to Purchase comes are required by us, the Dealer Manager, the Information Agent and Tender Agent to inform themselves about, and to observe, any such restrictions.

Neither this announcement nor the Offer to Purchase, or the electronic transmission thereof, as applicable, constitutes an offer to sell or buy any of the new notes pursuant to the New Notes Offering, a solicitation for acceptance of the Offer, or a notice of redemption under the indenture governing the Notes. The distribution of this announcement in certain jurisdictions may be restricted by law. We are not aware of any jurisdiction where the making of the Offer is not in compliance with applicable law. If we become aware of any such jurisdiction, we will make a good faith effort to comply with applicable law or seek to have such law declared inapplicable to the Offer. If, after such good faith effort, we cannot comply with any such law, the Offer will not be made to (nor will tenders be accepted from or on behalf of) Holders residing in such jurisdiction. In those jurisdictions where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer and the Dealer Manager or any of their respective affiliates is such a licensed broker or dealer in any such jurisdiction, the Offer shall be deemed to be made by the Dealer Manager or such affiliate (as the case may be) on behalf of the Company in such jurisdiction.

Each Holder participating in the Offer will give certain representations in respect of the jurisdictions referred to above and generally as set out herein. Any tender of Notes pursuant to the Offer from a Holder that is unable to make these representations will not be accepted. Each of the Company, the Dealer Manager, the Tender Agent and Information Agent reserves the right, in its absolute discretion, to investigate, in relation to any tender of Notes pursuant to the Offer, whether any such representation given by a Holder is correct and, if such investigation is undertaken and as a result the Company determines (for any reason) that such representation is not correct, such tender shall not be accepted.

About PayPal

PayPal has remained at the forefront of the digital payment revolution for more than 20 years. By leveraging technology to make financial services and commerce more convenient, affordable, and secure, the PayPal platform is empowering 429 million consumers and merchants in more than 200 markets to join and thrive in the global economy.

Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of applicable securities laws, including statements related to the anticipated terms of the offering, the anticipated closing of the offering, the expected use of proceeds of the notes and other statements that are not historical fact. These forward-looking statements can be identified by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “project,” “forecast” and other similar expressions. Forward-looking statements are based upon various estimates and assumptions, as well as information known to PayPal as of the date of this press release, and are inherently subject to numerous risks and uncertainties. Accordingly, actual results could differ materially from those predicted or implied by forward-looking statements. For the reasons discussed above, you should not place undue reliance on the forward-looking statements in this press release. PayPal assumes no obligation to update such forward-looking statements, except as required by law.

Investor Relations Contacts

Gabrielle Rabinovitch

grabinovitch@paypal.com

Ryan Wallace

ryanwallace@paypal.com

Media Relations Contacts

Josh Criscoe

jcriscoe@paypal.com

Taylor Watson

taywatson@paypal.com